ADVANCED SERIES TRUST

THE PRUDENTIAL SERIES FUND

PRUDENTIAL’S GIBRALTAR FUND, INC.

Supplement dated March 28, 2016 to the

Currently Effective Prospectuses and Statements of Additional Information

This supplement should be read in conjunction with your currently effective Prospectus and Statement of Additional Information (SAI) for each of the Advanced Series Trust (AST), the Prudential Series Fund (PSF) and Prudential’s Gibraltar Fund, Inc. (the Gibraltar Fund, and together with AST and PSF, the Funds), and should be retained for future reference. The Funds or each portfolio series thereof discussed in this supplement may not be available under your variable contract. For more information about the portfolios and funds available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the respective Prospectus and SAI.

In connection with amendments to Rule 2a-7 under the Investment Company Act of 1940, the Board of Trustees of Prudential Investment Portfolios 2 (PIP 2) approved changing the investment policies and name of the Prudential Core Taxable Money Market Fund, a series of PIP 2 (the Core Fund), such that the Core Fund will be repositioned from a money market fund to an ultra-short bond fund and will be renamed “Prudential Core Ultra Short Bond Fund.” These changes are expected to become effective on March 30, 2016.

To reflect these changes, the Prospectus and SAI of each Fund is revised as follows, effective March 30, 2016:

1.	All references to “affiliated money market funds” are hereby deleted and replaced with “affiliated short-term bond funds and/or affiliated or unaffiliated money market funds”.

2.	All references to “certain money market funds advised by Prudential Investments LLC and AST Investment Services, Inc. (the Investment Managers) or one of their affiliates” are hereby deleted and replaced with “certain money market funds or short-term bond funds advised by Prudential Investments LLC and AST Investment Services, Inc. (the Investment Managers) or one of their affiliates)”.

3.	All references to “Prudential Core Taxable Money Market Fund” are hereby deleted and replaced with “Prudential Core Ultra Short Bond Fund.”

4.	In Part II of the SAI of each Fund, the second paragraph of the section entitled “INVESTMENT RISKS & CONSIDERATIONS - SECURITIES LENDING” is deleted in its entirety and replaced with the following:

“The Fund may invest the cash collateral and/or it may receive a fee from the borrower. To the extent that cash collateral is invested, it will be invested in an affiliated short-term bond fund and will be subject to market depreciation or appreciation. The Fund will be responsible for any loss that results from this investment of collateral.”

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

GENFUNDSUP5